UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund
(Class A: AFNAX)
(Class C: AFYCX)
 (Class I: AFNIX)

ANNUAL REPORT
June 30, 2013

AAM/Bahl & Gaynor Income Growth Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Bahl & Gaynor Income Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

www.aammutualfunds.com

June 30, 2013

We are pleased to report that the AAM Bahl & Gaynor Income Growth Fund (the “Fund”) has completed its first year of operation and we proudly present our annual report for the year ended June 30, 2013.

The AAM Bahl & Gaynor Income Growth Fund Class A without / with load and Class I increased 15.16% /8.85% and 15.16% respectively, since the Fund’s inception on July 5, 2012. Over the same period the Standard & Poor’s 500 (S&P 500) was up 20.08%.

The Fund’s primary objective is current and growing income and long-term capital appreciation.  Investors should understand this “high-quality” strategy rarely outperforms during “low-quality” market environments seen in certain time periods in the second half of 2012 and the first half of 2013.

High-quality companies and dividend-paying stocks were sought out in October 2012 as Hurricane Sandy and the election results caused increased volatility in the stock market.  That concern soon faded as low-quality stocks ascended in November and December due to the pending fiscal cliff deal.  The fourth quarter of 2012 proved to be an event-filled, yet decidedly low-quality quarter.  Interestingly, high-quality stocks within the S&P 500 outperformed only five out of 14 quarters (35.7%) since the beginning of the market melt-down in 3Q 2009.

The Russell 1000 Growth has a similar story as high-quality stocks within the index surpassed low-quality stocks a paltry four out of 14 quarters (28.6%).  Bahl & Gaynor, our Sub-Advisor, is not concerned about this phenomenon as the low-quality performance is highly correlated to Central Bank liquidity injections of some kind.

Overall, 2012 was a year for low-quality stocks as Europe mostly remained quiet, financials gained (especially money center banks) and dividend stocks were slightly shunned due to potential large tax increases.  One could argue 2012 was almost the opposite of 2011 where Europe saw turmoil, banks suffered and investors flocked to high-quality dividend-paying stocks for downside protection.

“Low-quality” returns are highly correlated to rapid earnings growth environments, speculative market phases and easy credit cycles like 2003 to 2Q 2007, QE1, QE2, 1Q 2012, 3Q 2012 (QE3), 4Q 2012 and 2Q 2013.

In the most recent quarter ending June 30th, 2013, lower-quality stocks surpassed higher-quality stocks within the S&P 500 mainly due to the rise in interest rates (On average, stocks ranked “B” or worse by S&P beat higher-quality stocks, ranked “B+” or better, +3.74% versus +2.94%, respectively.)   Dividend-paying stocks within the S&P 500 were weak compared to non-dividend stocks as well, +3.23% compared to +7.21% respectively (cap weighted).

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Tellingly, stocks with the highest dividend yields suffered the most in the quarter.  S&P 500 stocks yielding over 4% or more fell -1.43% in 2Q 2013 while stocks without yields increased 7.21% (cap weighted.)

It is their belief that one quarter (or year) does not determine the fate, or the long-term merits of investing in dividend-paying stocks.  The Sub-Advisor’s, Bahl & Gaynor’s conviction in income-oriented equities remains unchanged and many of these securities appear oversold. Interest rates will eventually stabilize and stocks cannot be in “risk-on” mode forever.

Accordingly, the Sub-Advisor is passionately against “closet-indexing” and utilize a disciplined, dividend-focused approach to build a diversified portfolio of “high-quality,” usually large cap companies with a yield greater than the S&P 500. Each stock must be above $1 billion market cap, have a dividend yield higher than 2% and have usually increased their dividend at least twice over five years in order to be considered for investment.

Notably, the Fund does not use MLPs, preferred stocks, options, ETFs, ordinary shares or convertible securities as Bahl & Gaynor does not want to make asset allocation calls as well as stock selection decisions.

These companies produce a growing income stream and are excellent replacements/surrogates for bonds, convertibles, MLPs, preferred stocks or other income-oriented investments. Positioned as “large cap core,” Income Growth offers income opportunities greater than most bonds, yet capital appreciation prospects (in excess of inflation) like equities.

Bahl & Gaynor’s investment philosophy focuses on companies with stable earnings and steady dividend growth.  Traditionally, this approach produces a portfolio of “high-quality” stocks ranked “B+” or better by Standard & Poor’s.  S&P determines “quality” via a company’s ten-year history of two factors: consistency of earnings growth and dividend growth.

Bahl & Gaynor has consistently recommended “high-quality” stocks in these uncertain times as we believe market volatility will increase.  Those sensitive to risk generally gravitate toward “high-quality” investments to preserve capital during recessions, periods of earnings deceleration, and increased credit risk environments. These “high-quality” stocks are typically healthier during recessions – or more volatile markets – like 2000 to 2002, 2008 and 2011.

We are confident in that Bahl & Gaynor’s investment approach will reward shareholders in the long run and we thank you for supporting us through our first year of operation.  We look forward to building and growing our relationship with you in the years to come.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

IMPORTANT INFORMATION

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this report were those of Bahl & Gaynor, the Sub-advisor, as of June 30, 2013, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

AAM/Bahl & Gaynor Income Growth Fund
FUND PERFROMANCE AND SUMMARY at June 30, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a market weighted index composed of 500 large capitalization companies.  The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of June 30, 2013	3 Months	6 Months	Since Inception* (Cumulative)
Before deducting maximum sales charge
Class A¹	0.36%	12.44%	15.16%
Class C²	0.16%	-	6.31%
Class I³	0.49%	12.41%	15.16%
After deducting maximum sales charge
Class A¹	-5.16%	6.26%	8.85%
Class C²	-0.84%	-	5.31%
S&P 500® Index	2.91%	13.82%	20.08%

*	Class A and Class I commenced operations on 7/5/2012. Class C commenced operations on 1/31/2013. Class A and Class C impose higher expenses than that of Class I.

The Performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher the performance information quoted.  For performance current to the most recent month-end, please call (888) 966-9661.

Gross and net expense Ratios for Class A shares are 1.46% and 1.40% respectively, for Class C shares are 2.21% and 2.15% respectively, and Class I shares are 1.21% and 1.15% respectively, which are the amounts stated in the prospectus dated May 17, 2013. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect through October 31, 2013.

1
Maximum sales charge for Class A shares is 5.50%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 month of purchase.

2	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

3	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2013

Number of Shares		Value

	COMMON STOCKS – 96.3%
	CONSUMER DISCRETIONARY – 9.4%
2,015	Genuine Parts Co.	$157,311
4,530	Mattel, Inc.	205,254
3,110	McDonald's Corp.	307,890
960	Tupperware Brands Corp.	74,583
		745,038

	CONSUMER STAPLES – 15.0%
4,590	Altria Group, Inc.	160,604
4,100	Coca-Cola Co.	164,451
2,280	Kimberly-Clark Corp.	221,479
4,360	Kraft Foods Group, Inc.	243,593
2,405	Philip Morris International, Inc.	208,321
2,410	Procter & Gamble Co.	185,546
		1,183,994

	ENERGY – 8.6%
2,015	Chevron Corp.	238,455
6,050	Kinder Morgan, Inc.	230,808
6,350	Williams Cos., Inc.	206,185
		675,448

	FINANCIALS – 16.3%
2,970	Arthur J. Gallagher & Co.	129,759
2,045	Bank of Nova Scotia	109,510
765	BlackRock, Inc.	196,490
1,260	Digital Realty Trust, Inc. - REIT	76,860
4,200	HCP, Inc.	190,848
2,875	Health Care REIT, Inc. - REIT	192,711
3,145	National Retail Properties, Inc. - REIT	108,188
1,655	Realty Income Corp. - REIT	69,378
3,830	U.S. Bancorp	138,455
1,055	Ventas, Inc. - REIT	73,280
		1,285,479

	HEALTH CARE – 14.2%
3,045	AbbVie, Inc.	125,880
1,915	Baxter International, Inc.	132,652
4,260	Bristol-Myers Squibb Co.	190,379
2,710	GlaxoSmithKline PLC - ADR	135,419
3,270	Johnson & Johnson	280,762
1,690	Merck & Co., Inc.	78,501
2,445	Novartis A.G. - ADR	172,886
		1,116,479

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013

Number of Shares		Value

	INDUSTRIALS – 6.8%
3,335	Emerson Electric Co.	$181,891
10,485	General Electric Co.	243,147
1,225	United Technologies Corp.	113,851
		538,889

	INFORMATION TECHNOLOGY – 17.3%
1,260	Accenture PLC - Class A	90,670
4,035	Analog Devices, Inc.	181,817
3,205	Automatic Data Processing, Inc.	220,696
9,880	Cisco Systems, Inc.	240,183
10,345	Intel Corp.	250,556
5,855	Microsoft Corp.	202,173
2,875	QUALCOMM, Inc.	175,605
		1,361,700

	TELECOMMUNICATION SERVICES – 3.2%
3,240	AT&T, Inc.	114,696
3,335	BCE, Inc.	136,802
		251,498

	UTILITIES – 5.5%
945	NextEra Energy, Inc.	76,999
4,565	ONEOK, Inc.	188,580
3,765	Southern Co.	166,149
		431,728

	TOTAL COMMON STOCKS (Cost $7,601,881)	7,590,253

	SHORT-TERM INVESTMENTS – 5.3%
414,369	Federated Treasury Obligations Fund, 0.01%1	414,369

	TOTAL SHORT-TERM INVESTMENTS (Cost $414,369)	414,369

	TOTAL INVESTMENTS – 101.6% (Cost $8,016,250)	8,004,622
	Liabilities in Excess of Other Assets – (1.6)%	(127,887)

	TOTAL NET ASSETS – 100.0%	$7,876,735

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

1 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	17.3%
Financials	16.3%
Consumer Staples	15.0%
Health Care	14.2%
Consumer Discretionary	9.4%
Energy	8.6%
Industrials	6.8%
Utilities	5.5%
Telecommunication Services	3.2%
Total Common Stocks	96.3%
Short-Term Investments	5.3%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

Assets:
Investments, at value (cost $8,016,250)	$8,004,622
Receivables:
Fund shares sold	115,155
Dividends and interest	17,707
Advisor	22,788
Prepaid offering costs	55
Prepaid expenses	34,414
Total assets	8,194,741

Liabilities:
Payables:
Investment securities purchased	270,241
Distribution fees - Class A & Class C (Note 7)	2,471
Auditing fees	15,001
Transfer agent fees and expenses	8,659
Administration fees	7,413
Fund accounting fees	6,543
Chief Compliance Officer fees	2,268
Trustees' fees and expenses	730
Custody fees	309
Accrued other expenses	4,371
Total liabilities	318,006

Net Assets	$7,876,735

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$7,862,474
Accumulated net investment income	14,668
Accumulated net realized gain on investments	11,221
Net unrealized depreciation on investments	(11,628)
Net Assets	$7,876,735

Class A Shares:
Net Assets applicable to shares outstanding	$6,541,536
Number of shares issued and outstanding	577,095
Net asset value per share1	$11.34
Maximum sales charge (5.50% of offering price)2	0.66
Maximum offering price to public	$12.00

Class C Shares:
Net Assets applicable to shares outstanding	$1,221,533
Number of shares issued and outstanding	108,127
Net asset value per share3	$11.30

Class I Shares:
Net Assets applicable to shares outstanding	$113,666
Number of shares issued and outstanding	10,017
Net asset value per share	$11.35

1	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
2	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Period July 5, 2012* through June 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $936)	$61,368
Interest	15
Total investment income	61,383

Expenses:
Administration fees	49,973
Transfer agent fees and expenses	49,179
Fund accounting fees	37,982
Registration fees	37,804
Offering costs	36,097
Custody fees	21,783
Auditing fees	15,001
Advisory fees	13,927
Chief Compliance Officer fees	12,316
Legal fees	9,864
Trustees' fees and expenses	5,919
Miscellaneous	5,386
Distribution fees - Class A (Note 7)	3,802
Shareholder reporting fees	3,785
Distribution fees - Class C (Note 7)	2,069
Insurance fees	796

Total expenses	305,683
Advisory fees waived	(13,927)
Other expenses absorbed	(265,864)
Net expenses	25,892
Net investment income	35,491

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	9,793
Net change in unrealized appreciation/depreciation on investments	(11,628)
Net realized and unrealized loss on investments	(1,835)

Net Increase in Net Assets from Operations	$33,656

*	Commencement of operations.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Period
	July 5, 2012*
	through June 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$35,491
Net realized gain on investments	9,793
Net change in unrealized appreciation/depreciation on investments	(11,628)
Net increase in net assets resulting from operations	33,656

Distributions to Shareholders:
From net investment income:
Class A	(18,444)
Class C	(1,134)
Class I	(106)
From net realized gains :
Class A	(211)
Class I	-	1
Total distributions to shareholders	(19,895)

Capital Transactions:
Net proceeds from shares sold:
Class A	6,678,785
Class C	1,223,292
Class I	146,500
Reinvestment of distributions:
Class A	18,177
Class C	1,133
Class I	106
Cost of shares redeemed:
Class A	(175,637)	2
Class C	(38)
Class I	(29,344)
Net increase in net assets from capital transactions	7,862,974

Total increase in net assets	7,876,735

Net Assets:
Beginning of period	-
End of period	$7,876,735

Accumulated net investment income	$14,668

Capital Share Transactions:
Shares sold:
Class A	591,619
Class C	108,030
Class I	12,535
Shares reinvested:
Class A	1,664
Class C	101
Class I	9
Shares redeemed:
Class A	(16,188)
Class C	(4)
Class I	(2,527)
Net increase from capital share transactions	695,239

*	Commencement of operations.
1	Amount is less than $1.00.
2	Net of redemption fee proceeds of $2,389.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	July 5, 2012*
	through June 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.23
Net realized and unrealized gain on investments	1.25
Total from investment operations	1.48

Less Distributions:
From net investment income	(0.16)
From net realized gain	-	2
Total distributions	(0.16)

Remption fee proceeds	0.02

Net asset value, end of period	$11.34

Total return3	15.16%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,542

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	18.30%	5
After fees waived and expenses absorbed	1.40%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(14.78)%	5
After fees waived and expenses absorbed	2.12%	5
Portfolio turnover rate	28%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	January 31, 2013*
	through June 30, 2013
Net asset value, beginning of period	$10.67
Income from Investment Operations:
Net investment income1	0.07
Net realized and unrealized gain on investments	0.60
Total from investment operations	0.67

Less Distributions:
From net investment income	(0.04)
From net realized gain	-
Total distributions	(0.04)

Net asset value, end of period	$11.30

Total return2	6.31%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,221

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	12.45%	4
After fees waived and expenses absorbed	2.15%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(8.87)%	4
After fees waived and expenses absorbed	1.43%	4
Portfolio turnover rate	28%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	July 5, 2012*
	through June 30, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.27
Net realized and unrealized gain on investments	1.23
Total from investment operations	1.50

Less Distributions:
From net investment income	(0.15)
From net realized gain	-	2
Total distributions	(0.15)

Net asset value, end of period	$11.35

Total return3	15.16%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	12.05%	5
After fees waived and expenses absorbed	1.15%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(8.49)%	5
After fees waived and expenses absorbed	2.41%	5
Portfolio turnover rate	28%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2013

Note 1 – Organization
AAM/Bahl & Gaynor Income Growth Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is current and growing income and secondarily long-term capital appreciation.  The Fund currently offers three classes of shares: Class A, Class C and Class I. The Fund’s Class A and Class I Shares commenced operations on July 5, 2012. The Fund’s Class C Shares commenced operations on January 31, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

AAM/Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013

The Fund incurred offering costs of approximately $36,152, which are amortized over a one-year period from July 5, 2012 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.80% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation

AAM/Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013

expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively, until October 31, 2013.

For the period July 5, 2012 (commencement of operations) through June 30, 2013, the Advisor waived all its fees and absorbed other expenses totaling $279,791.

The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At June 30, 2013 the amount of these potentially recoverable expenses was $279,791. The Advisor may recapture all or a portion of this amount no later than June 30, 2016.

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

The amount of net selling commissions and deferred sales charges received by GDS for the period July 5, 2012 (commencement of operations) through December 31, 2012 were as follows:

	Net Selling Commissions	Deferred Sales Charge
Class A	$ 96	$ -

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period July 5, 2012 (commencement of operations) through June 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period July 5, 2012 (commencement of operations) through June 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2013, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,022,112

Gross unrealized appreciation	216,443
Gross unrealized depreciation	(233,933)

Net unrealized appreciation (depreciation)	$(17,490)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

AAM/Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2013, permanent differences in book and tax accounting have been reclassified to accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(500)	$(1,139)	$1,639

As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$31,560
Undistributed long-term capital gains	191
Accumulated earnings	31,751
Accumulated capital and other losses	-
Unrealized depreciation on investments	(17,490)
Total accumulated earnings	$14,261

The tax character of distributions paid during the period July 5 (commencement of operations) through June 30, 2013, was as follows:

Distributions paid from:
Ordinary income	$19,895
Net long-term capital gains	-
Total taxable distributions	$19,895

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period ended June 30, 2013 the Fund received $2,389 in redemption fees.

Note 6 – Investment Transactions
For the period ended June 30, 2013, purchases and sales of investments, excluding short-term investments, were $8,109,021 and $516,932, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

AAM/Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013

For the period July 5, 2012 (commencement of operations) through June 30, 2013, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2013, in valuing the Fund’s assets carried at fair value:

AAM/Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$7,590,253	$-	$-	$7,590,253
Short-Term Investments	414,369	-	-	414,369
Total Investments	$8,004,622	$-	$-	$8,004,622

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period July 5, 2012 (commencement of operations) to June 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/Bahl & Gaynor Income Growth Fund as of June 30, 2013, and the results of its operations, the changes in its net assets, and its financial highlights for the period July 5, 2012 to June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2013

AAM/Bahl & Gaynor Income Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the period ended June 30, 2013, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the period ended June 30, 2013, 93.56% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661 or on the Fund’s website at http://www.aammutualfunds.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	65	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	65	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	65	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	65	None

AAM/Bahl & Gaynor Income Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	65	None
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

AAM/Bahl & Gaynor Income Growth Fund
EXPENSE EXAMPLE
For the Periods Ended June 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/13 to 6/30/13 for Class A and Class I shares and from 1/31/13 (commencement of operations) to 6/30/13 for Class C shares.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/13 to 6/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Actual Performance**	1/1/13	6/30/13	1/1/13 – 6/30/13
Class A	$ 1,000.00	$ 1,124.40	$ 7.35
Class I	1,000.00	1,124.10	6.04
Actual Performance**	1/31/13*	6/30/13	1/31/13 – 6/30/13
Class C	$1,000.00	$ 1,063.10	$ 9.13
Hypothetical (5% annual return before expenses)^	1/1/13	6/30/13	1/1/13 – 6/30/13
Class A	$ 1,000.00	$ 1,018.08	$ 6.98
Class C	1,000.00	1,014.32	10.75
Class I	1,000.00	1,019.32	5.74

AAM/Bahl & Gaynor Income Growth Fund
EXPENSE EXAMPLE
For the Periods Ended June 30, 2013 (Unaudited)

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratios of 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six months period) for Class A and Class I shares and by 150/365 (to reflect the since inception period) for Class C shares. The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratios of 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/Bahl & Gaynor Income Growth Fund
a series of the Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road
Monument, Colorado 80132

Sub-Advisor
Bahl & Gaynor, Inc.
212 East Third Street, Suite 200
Cincinnati, Ohio  45202

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund-Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund-Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund-Class I	AFNIX	461418 162

Privacy Principles of the AAM/Bahl & Gaynor Income Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Bahl & Gaynor Income Growth Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

AAM/Bahl & Gaynor Income Growth Fund
P.O. Box 2175
Milwaukee, WI  53201
(888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2013	6/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2013	6/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/6/0213

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/6/2013